UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2007 (August 3, 2007)

Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ 85253

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding EGPI's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render EGPI’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause EGPI's actual results to differ from management's current expectations are contained in EGPI's filings with the Securities and Exchange Commission.  EGPI undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01

ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On August 3, 2007, EGPI Firecreek, Inc., through its wholly owned subsidiary, Firecreek Petroleum, Inc. (collectively, the “Company”) entered into a Letter Agreement with Star Energy Corp. (“Star”) relating to the purchase and sale of all of the Company’s rights to and interest in certain projects in Ukraine (the “Agreement”). Such rights and interests in the Ukraine projects include, but are not limited to: (1) any right to acquire shares or other interests in any entities to whom licenses, permits or permissions to explore for or extract oil, natural gas or other natural resources on any territories owned by the Company have been issued by any government authority having jurisdiction over such territories; (2) any direct right to acquire licenses, permits or permissions to explore for or extract oil, natural gas or other natural resources on any territories owned by the Company issued or to be issued by any government authority having jurisdiction over such territories; (3) interests currently held by the Company in any joint ventures, partnerships, consortiums, or industry groups that currently have rights to any Ukraine project or any other arrangements pertaining to any project in which the Company currently has an interest, and (4) any business opportunities related to the Projects. Pursuant to the Agreement, the Company received 2,100,000 shares of Star’s restricted Common Stock and one hundred thousand dollars ($100,000) in cash upon execution of the Agreement. Under the terms of the Letter Agreement, Star has agreed to undertake registration of the shares as soon as possible.

A copy of the Agreement is attached hereto as Exhibit 10.1.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 8.01

OTHER EVENTS

On August 3, 2007, EGPI Firecreek, Inc., through its wholly owned subsidiary, Firecreek Petroleum, Inc. (collectively, the “Company”) entered into a transaction for the sale of all rights to development works and projects historically developed in the Ukraine pursuant to summary terms and referenced exhibits listed above in this Report on Form 8-K, Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EX-10.1

Letter Agreement between the Company and Star Energy Corp,, dated August 3, 2007.

EX-99.1

Press Release issued by EGPI Firecreek, Inc., dated August 13, 2007, entitled "EGPI/Firecreek, Inc. Concludes Transaction with Star Energy”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EGPI FIRECREEK, INC.
(Formerly Energy Producers, Inc.)

August 13, 2007	By:	/s/ Dennis R. Alexander
Dennis R. Alexander
Chairman and Chief Financial Officer